                                                                    EXHIBIT 23.0



                      Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-82676, 33-82194 and 33-95248) of FLIR Systems, Inc. of our report dated February 25, 1997, which appears on page 18 of this Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule which appears on page 37 of this Form 10-K.


PRICE WATERHOUSE LLP


Portland, Oregon
March 28, 1997